SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
July 16, 2004
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.
288 UNION ST., ROCKLAND, MA
(Address of Principal Executive Offices)

02370
(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100
(Registrant’s Telephone Number, Including Area Code)

Item 2.    Acquisition or Disposition of Assets

Attached as Exhibit 99.1 hereto is information filed in conjunction with Independent Bank Corp.’s July 16, 2004 acquisition press release.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are included with this Report:

Exhibit 99.1 Acquisition Press Release dated July 16, 2004

Item 9. Regulation FD Disclosure

Attached as Exhibit 99.1 hereto is information filed pursuant to Regulation FD in conjunction with Independent Bank Corp.’s July 16, 2004 acquisition press release.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE: July 16, 2004	BY:	/s/ Denis K. Sheahan DENIS K. SHEAHAN CHIEF FINANCIAL OFFICER AND TREASURER